Exhibit 10

                      STRADLEY, RONON, STEVENS & YOUNG LLP
                            2600 ONE COMMERCE SQUARE
                      PHILADELPHIA, PENNSYLVANIA 19103-7098
                                 (215) 564-8000
                              (215) 564-8120 (FAX)

Direct Dial:
(215) 564-8101

                                                    October 15, 1997


Brazos Mutual Funds
5949 Sherry Lane, Suite 1560
Dallas, Texas 75225

Gentlemen:

     You have requested our opinion with respect to the shares of beneficial interest to be offered pursuant to Post-Effective Amendment Number 2 to your registration statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

     Based upon our review of such records, documents, and representations as we have deemed relevant, it is our opinion that the shares of beneficial interest to be sold and issued by Brazos Mutual Funds, upon issuance, sale and payment in accordance with the terms of sale contained in the Prospectus, will be legally issued, fully paid and nonassessable.

     We hereby consent to the filing of this opinion as an exhibit to Post-Effective Amendment Number 2 to the registration statement covering the registration of said shares under the Securities Act of 1933 and the Investment Company Act of 1940, and any notice filings required pursuant to the securities laws of the various states in which shares of Brazos Mutual Funds will be offered, and we further consent to reference in the Prospectus of Brazos Mutual Funds to the fact this opinion concerning the legality of the issue has been rendered by us.

                                    Very truly yours,

                                    STRADLEY, RONON, STEVENS & YOUNG LLP



                                     By:   /s/ Audrey C. Talley
                                           Audrey C. Talley, a Partner